Exhibit 99.1

FOR IMMEDIATE RELEASE

MaxLinear, Inc. Completes Acquisition

of Broadcom Corporation’s Wireless Infrastructure Backhaul Business

Transaction Accelerates Addressable Market Expansion Efforts in the Wireless Infrastructure Market

Carlsbad, Calif. – July 1, 2016 – MaxLinear, Inc. (NYSE: MXL), a leading provider of radio frequency (RF) and mixed-signal integrated circuits for cable and satellite broadband communications, the connected home, data center, metro, long-haul fiber networks, and wireless infrastructure today announced that it has completed its previously announced acquisition of certain assets and intellectual property related to the wireless infrastructure backhaul business of Broadcom Corporation, or Broadcom, for $80.0 million in cash.

Management Commentary

“With today’s announcement of the completed acquisition of Broadcom’s wireless infrastructure backhaul business and the April 28, 2016 closing of the Microsemi Corporation’s wireless infrastructure access line business, as well as our own organic RF wireless infrastructure backhaul initiative, we are excited by the progression of our expanding footprint into the wireless infrastructure market. The channel synergies and customer relationships that come from both of these acquisitions, combined with MaxLinear’s CMOS RF design and integration capabilities, should accelerate MaxLinear’s total addressable market expansion efforts in the wireless infrastructure market, and lead to new levels of cost and power efficiency along with new levels of product performance in the wireless infrastructure market,” commented Kishore Seendripu, Ph.D., Chairman and CEO.

About MaxLinear, Inc.

MaxLinear, Inc. (NYSE:MXL), a leading provider of radio frequency (RF) and mixed-signal integrated circuits for cable and satellite broadband communications, the connected home, data center, metro, long-haul fiber networks, and wireless infrastructure markets. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.

MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning the anticipated impact of the completed acquisition of certain wireless infrastructure backhaul assets from Broadcom on our business, product portfolio, and future operating results. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. The acquisition presents particular risks associated with our ability to integrate the acquired business and maintain relationships with employees, customers, and vendors. In addition, our current expectations with respect to the size of the available market and growth opportunities in future years are subject to substantial management assumptions that are themselves subject to material risks and uncertainties. Additional risks and uncertainties that could affect our assumptions and expectations with respect to the completed acquisitions that also generally affect our business, operating results, financial condition, and stock price, include intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; uncertainties concerning how end user markets for our products will develop; potential uncertainties arising from continued consolidation among cable television and satellite operators in our target markets and continued consolidation among competitors within the semiconductor industry generally; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; the success of our recently completed acquisitions; potential decreases in average selling prices for our products; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry, including pending litigation against us by a third party in the United States District Court in Delaware; our reliance on a limited number of third party manufacturers; and our lack of long-term supply contracts and dependence on limited sources of supply. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K for the year ended December 31, 2015 as amended by Amendment No. 1 filed with the SEC on April 28, 2016; our subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2016; and our Current Reports on Form 8-K. All forward-looking statements are based on the estimates, projections and assumptions of management as of July 1, 2016, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

MaxLinear, Inc. Investor Relations Contact:

Gideon Massey

Investor Relations Specialist

Tel: 949-333-0056

gmassey@maxlinear.com

MaxLinear, Inc. Corporate Contact:

Adam Spice

Chief Financial Officer

Tel: 949-333-0092

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